Income Taxes (Details Narrative) (10K) - USD ($) $ in Thousands		3 Months Ended	12 Months Ended
	Dec. 22, 2017	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes at statutory federal rate percentage	21.00%	21.00%	34.00%	34.00%
Income tax reconciliation description	The legislation reduced the U.S. corporate tax rate from the current top rate of 35% to 21%. As a result of the enacted law, the Company was required to revalue deferred tax assets and liabilities at the enacted rate.	The Company’s 2018 effective tax rates differ from the federal statutory rate of 21% primarily due to local and state income tax rates, net of the federal tax effect. The Company’s 2017 effective tax rates differ from the federal statutory rate of 35% primarily due to local and state income tax rates, net of the federal tax effect.
Income tax expense benefit			$ 12